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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) September 18, 2003
                                                        ------------------


                         Lexington Precision Corporation
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             (Exact name of Registrant as specified in its charter)


        Delaware                       0-3252                    22-1830121
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(State or other jurisdiction         (Commission              (I.R.S. Employer
     of incorporation)               File Number)            Identification No.)


       767 Third Avenue, New York, NY                               10017
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       (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code (212) 319-4657
                                                   --------------




--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)




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Item 5. OTHER EVENTS

     On September 18, 2003, Lexington Precision Corporation issued a press release announcing that it is further amending the terms of its exchange offer with respect to its 12 3/4% Senior Subordinated Notes due February 1, 2000, and extending the expiration date from September 30, 2003, to 5:00 p.m., New York City Time, on October 7, 2003, unless further extended. Attached hereto and incorporated by reference herein as Exhibit 99.1 is a copy of the press release announcing the amendment of the terms of the exchange offer and the extension of the expiration date.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (c)  EXHIBITS

               Exhibit 4.1 Form of Indenture between Lexington Precision Corporation and Wilmington Trust Company, as Trustee (incorporated by reference to Exhibit T3C to the registrant's Form T-3 filed with the Securities and Exchange Commission on September 18, 2003 (the "T-3")).

               Exhibit 4.2 Form of Warrant (incorporated by reference to Exhibit T3E.9 to the T-3).

               Exhibit 99.1    Press release dated September 18, 2003.

               Exhibit 99.2 Offering Circular Supplement dated September 18, 2003 (incorporated by reference to Exhibit T3E.1 to the T-3).

               Exhibit 99.3 Letter of Transmittal (incorporated by reference to Exhibit T3E.5 to the T-3).

               Exhibit 99.4 Notice of Guaranteed Delivery (incorporated by reference to Exhibit T3E.8 to the T-3).

               Exhibit 99.5 Form of Letter to Brokers, Dealers, Commercial Banks, Trust Companies, and Other Nominees (incorporated by reference to Exhibit T3E.10 to the T-3).

               Exhibit 99.6 Form of Letter to Clients for Use by Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees (incorporated by reference to Exhibit T3E.11 to the T-3).




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated:  September 18, 2003         LEXINGTON PRECISION CORPORATION

                                   By: /s/ Warren Delano
                                       -----------------------------------------
                                       Warren Delano
                                       President

























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                                  EXHIBIT INDEX





    Exhibit
     Number     Exhibit Name
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   99.1         Press release dated September 18, 2003

































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